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                                                                    EXHIBIT 99.4
                                                                    ------------

                                    CONSENT

     The undersigned hereby consents to being named as a Director of T REIT, Inc., a Virginia corporation, in its Registration Statement on Form S-11, and all amendments and supplements thereto, to be filed with the Securities and Exchange Commission.

                                                    /s/ Sterling McGregor
                                                 --------------------------
                                                     Sterling McGregor


Date:  6/14/99